UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2016 (May 18, 2016)

BankUnited, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35039	27-0162450
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14817 Oak Lane
Miami Lakes, FL 33016
(Address of principal executive offices) (Zip Code)

(305) 569-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                       Submission of Matters to a Vote of Security Holders.
On May 18, 2016, BankUnited, Inc. (the "Company") held its annual meeting of stockholders (the "Annual Meeting") and the following proposals were voted on:
Proposal No. 1:     To elect ten directors to the Company’s Board of Directors (the “Board”) to serve until the next annual meeting of stockholders or until that person’s successor is duly elected and qualified.
Proposal No. 2:     To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2016.
Proposal No. 3:     To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to provide for the removal of directors with or without cause and to eliminate Article Thirteenth and other references to the Company's initial equity sponsors that are no longer applicable.
Proposal No. 4:     To approve a stockholder proposal to request that the Board initiate the appropriate process to amend the Company's governing documents to provide for the election of director nominees by the affirmative vote of the majority of votes cast at an annual meeting of stockholders, with a plurality vote standard retained for contested director elections.
Each proposal is described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 12, 2016. The results of such stockholder votes are set forth below.
Proposal No. 1: All ten of the director nominees were elected to the Board based on the following votes:

Nominee	For	Withheld	Broker Non-Vote
Tere Blanca	79,982,628	14,946,187	4,962,631
Eugene F. DeMark	82,487,587	12,441,228	4,962,631
Michael J. Dowling	82,478,017	12,450,798	4,962,631
John A. Kanas	86,889,585	8,039,230	4,962,631
Douglas J. Pauls	88,274,858	6,653,957	4,962,631
A. Gail Prudenti	94,434,340	494,475	4,962,631
Rajinder P. Singh	88,273,458	6,655,357	4,962,631
Sanjiv Sobti, Ph.D.	82,490,968	12,437,847	4,962,631
A. Robert Towbin	87,428,411	7,500,404	4,962,631
Lynne Wines	94,435,368	493,447	4,962,631
Proposal No. 2: The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 received the following votes:

For	Against	Abstain	Broker Non-Vote
99,729,208	12,135	150,103	—
Proposal No. 3: The proposal to approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to provide for the removal of directors with or without cause and to eliminate Article Thirteenth and other references to the Company's initial equity sponsors that are no longer applicable received the following votes:

For	Against	Abstain	Broker Non-Vote
99,617,757	40,738	232,951	—
Proposal No. 4: The stockholder proposal regarding majority voting in uncontested elections of directors received the following votes

For	Against	Abstain	Broker Non-Vote
88,209,540	4,620,330	1,837,746	5,223,830

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 20, 2016	BANKUNITED, INC.

/s/ Rajinder P. Singh
		Name:	Rajinder P. Singh
		Title:	Chief Operating Officer